Amedisys Investor Presentation January 2015 Exhibit 99.1

Forward-looking Statements
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This presentation may include forward-looking statements as defined by the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website
http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-
2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.

Amedisys Snapshot
Amedisys Home Health Care Centers (316 locations)
Amedisys Hospice Care Centers (80 locations)
•
Founded in 1982,
publicly listed 1994
•
396 care centers in 34
states
•
13,000 employees
•
55,000 patients
currently on census
•
LTM revenue of $1.2
billion
Overview

Business Overview
Business
$ (in
millions)
% of Total
Revenue
Revenue
per Visit /
Revenue
per Day
Gross
Margin (%)
Reimbursement Type
Home Health
Medicare $185 62% $156 45.1% 60-day episode of care
Non-Medicare Episodic $18 6% $154 44.4% 60-day episode of care
Non-Medicare Per Visit $34 11% $113 24.6% Per visit
Total Home Health $237 79%
Hospice $63 21% $149 48.1% 96% routine care; daily rate
Total $300 100%
Based on 3Q14 financials.  Gross margin computed by subtracting cost per visit from revenue per visit in home health and cost per day from hospice revenue per day

($ in millions)
3Q13 4Q13 1Q14 2Q14 3Q14
Net Revenue $237 $238 $237 $244 $237
Gross Margin % 40.5% 39.4% 39.2% 42.8% 42.1%
Same Store Volume
Medicare admissions (1%) (1%) (2%) 0% 3%
Medicare recertifications (21%) (16%) (6%) 2% 5%
Non-Medicare revenue (28%) (16%) 1% 21% 31%
Other operating statistics
Medicare revenue per episode $2,822 $2,840 $2,778 $2,845 $2,834
Cost per visit $87.31 $90.21 $90.28 $85.08 $85.47
Medicare recert rate 37.1% 37.1% 38.2% 37.4% 38.0%
Home Health Segment Financials
1
1. The financial results for the three-month periods ending September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 are adjusted for certain items and should be considered non-GAAP financial measures.  Reconciliation of these non-GAAP financial measures are included as Exhibit 99.1 to our Forms 8-K filed with the Securities and Exchange Commission on
March 12, 2014, May 8, 2014, July 30, 2014 and October 29, 2014

($ in millions)
3Q13 4Q13 1Q14 2Q14 3Q14
Net Revenue $64 $65 $62 $61 $63
Gross Margin % 46.5% 46.4% 46.8% 46.0% 48.0%
Operating Statistics
Same store revenue growth (13%) (8%) (6%) (3%) 3%
Average daily census 4,917 4,866 4,721 4,649 4,596
Admissions 4,352 4,371 4,595 4,350 4,002
Revenue per day $142.52 $145.60 $145.95 $145.44 $149.16
Cost per day $75.79 $77.63 $77.47 $78.24 $77.38
Hospice Segment Financials
1
1. The financial results for the three-month periods ending September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 are adjusted for certain items and should be considered non-GAAP financial measures.  Reconciliation of these non-GAAP financial measures are included as Exhibit 99.1 to our Forms 8-K filed with the Securities and Exchange Commission on
March 12, 2014, May 8, 2014, July 30, 2014 and October 29, 2014

Cost per Visit
Adj. Gross Margin

Adjusted G&A Expenses ($MM)

Revenue ($MM)
Adj. EBITDA Margin

Amedisys Turnaround
Portfolio Rationalization
- G&A reduced 11% y/y
- $14MM y/y reduction
40.5%
39.4%
39.5%
42.8%
42.1%
37.0%
38.0%
39.0%
40.0%
41.0%
42.0%
43.0%
44.0%
$76.00
$84.00
$88.00
$92.00
Q313 Q413 Q114 Q214 Q314
$80.00
2.9%
2.5%
1.8%
7.3%
7.9%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
275
280
285
290
295
300
305
310
315
320
325
Q313 Q413 Q114 Q214 Q314
110
115
120
125
130
127
126 126
117
113
Q313 Q413 Q114 Q214 Q314
Home Health Gross Margin Improvements
Consolidated G&A Expense Reductions Revenue and EBITDA Margin
7
105
Summary of Exit
Activity
3Q13 3Q14
# of
Locations
Annual
Revenue per
Care Center
($MM)
# of
Locations
Annual
Revenue per
Care Center
($MM)
Home Health 377 2.5 316 3.0
Hospice 94 2.7 80 3.2
Total 471 2.6 396 3.0

Adjusted Summary Financials
1
– Quarterly
($ in millions, except per share data)
3Q13 4Q13 1Q14 2Q14 3Q14
Net Revenue $301 $303 $299 $305 $300
Gross Margin % 41.8% 40.9% 41.0% 43.4% 43.3%
Consolidated G&A Expenses 127 126 126 117 113
EBITDA $9 $8 $5 $22 $24
EBITDA Margin 2.9% 2.5% 1.8% 7.3% 7.9%
EPS ($0.01) ($0.07) ($0.07) $0.25 $0.28
EPS – GAAP ($2.89) ($0.30) ($0.39) $0.24 $0.26
1. The financial results for the three-month periods ending September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 are adjusted for certain items and should be considered non-GAAP financial measures.  Reconciliation of these non-GAAP financial measures are included as Exhibit 99.1 to our Forms 8-K filed with the Securities and Exchange Commission on
March 12, 2014, May 8, 2014, July 30, 2014 and October 29, 2014

Summary Balance Sheet
Assets ($ in MM) 12/31/13 9/30/14
Cash $17 $6
Accounts Receivable, net 111 103
Property and Equipment 159 141
Goodwill 209 206
Other 230 226
Total Assets 726 682
Liabilities and Equity
Other Liabilities $157 $148
Senior Debt 47 46
2
nd
Lien Term Loan -- 70
DOJ Settlement Reserve 150 35
Equity 372 383
Total Liabilities and Equity 726 682
Total Leverage Ratio 2.9x 2.1x
Days Sales Outstanding (Net) 32 31

2015 Focus

Clinical excellence
•
•
Organic growth
•
•
Incremental operating efficiency
•
Disciplined capital allocation strategy
•
First priority is to provide the best quality care for our patients
Focused on measured outcomes, including patient / family satisfaction and likelihood to recommend
Continue to target market share capture in home health for organic growth
Hospice growth will be key as we seek to reverse ADC declines
Incremental efficiencies in cost of revenue and field and corporate G&A
Continue to emphasize delevering the balance sheet

Contact Information
Dale Redman
Interim Chief Financial Officer
dale.redman@amedisys.com
David Castille
Managing Director, Finance
david.castille@amedisys.com
Amedisys, Inc.
5959 S. Sherwood Forest Blvd.
Baton Rouge, LA 70816
Office: 225.292.2031